Filed Pursuant to Rule 497(b)
Registration File No. 333-31247

SUPPLEMENTAL INFORMATION MEMORANDUM
FOR THE NETHERLANDS

Units issued in respect of

DIAMONDS®

DIAMONDS TRUST, SERIES 1
(A Unit Investment Trust organised in the United States)

This supplemental information memorandum (“Supplemental Information Memorandum”) dated March 2, 2009 incorporates the attached prospectus dated February 27, 2009 (“Prospectus” and, together with this Supplemental Information Memorandum, “Introduction Memorandum”(1)) issued by the DIAMONDS Trust, Series 1 (“Trust”). Terms defined in the Prospectus shall have the same meaning when used in this Supplemental Information Memorandum.

The Introduction Memorandum constitutes an offering in the Netherlands only. The Introduction Memorandum does not constitute an offer of, nor an invitation by or on behalf of the Trust to purchase any DIAMONDS, and may not be used for or in connection with any offer to, or solicitation by, anyone in any other jurisdiction or in any circumstance in which such offer or solicitation is not authorized by the Trust or is unlawful. No action is being taken to permit an offering of DIAMONDS or the distribution of the Introduction Memorandum in any jurisdiction where such action is required.

DIAMONDS are listed on Euronext Amsterdam by NYSE Euronext (“Euronext Amsterdam”), the regulated market of Euronext Amsterdam N.V. This Supplemental Information Memorandum contains additional information as required by the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended, and the rules promulgated thereunder and the Netherlands Authority for the Financial Markets (Stichting Autoriteit Financiële Markten) (the “AFM”).

(1)	The Introduction Memorandum constitutes a prospectus for the Dutch market as required by the Dutch Financial Supervision Act (Wet op het Financieel toezicht), as amended, and the rules promulgated thereunder.

DIAMONDS
BY

DIAMONDS TRUST, SERIES 1

SUPPLEMENTAL INFORMATION MEMORANDUM
FOR THE NETHERLANDS

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses.” DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST, SERIES 1

The Trust is a unit investment trust organised in the United States (“US”) that issues securities called “DIAMONDS”, which represent an undivided ownership interest in the portfolio of stocks held by the Trust. The portfolio consists of all of the component common stocks which comprise the Dow Jones Industrial Average (“DJIA” or “Index”).

Only PDR Services LLC, the sponsor of the Trust (“Sponsor”), accepts full responsibility for the accuracy of information contained in the Introduction Memorandum other than that given in the Prospectus under the heading “Report of Independent Registered Public Accounting Firm,” and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, there are no other facts the omission of which would make any statement in the Introduction Memorandum misleading.

The Trust is governed by the Standard Terms and Conditions of Trust and Trust Indenture, as amended, between State Street Bank and Trust Company, the trustee of the Trust (“Trustee”), and the Sponsor dated as of January 1, 1998 and effective as of January 13, 1998, as amended. Terms defined in the Trust Agreement shall have the same meaning when used in this Supplemental Information Memorandum.

All orders to buy and sell DIAMONDS trading on Euronext Amsterdam will be made in euro (€). The primary trading markets for the securities held by the Trust (“Portfolio Securities”) and the securities in the DJIA are the New York Stock Exchange LLC (“NYSE”) and the Nasdaq Stock Market where the Portfolio Securities trade in US dollars. The NYSE and the Nasdaq Stock Market are in New York, NY, US, in the US Eastern Time Zone, and have regular trading hours between 9:30 a.m. and 4:00 p.m. Certain of the securities in the DJIA (“Index Securities”) may trade in euro on various European markets and in other currencies on other national markets.

The primary trading market for DIAMONDS is in the US, where DIAMONDS are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in DIAMONDS may be halted under certain circumstances. Please refer to page 49 of the Prospectus. Trading of DIAMONDS on Euronext Amsterdam may be halted if the Trust fails to comply with certain requirements of Euronext Amsterdam. Regular trading for DIAMONDS ends at 4:00 p.m. on NYSE Arca (“New York Trading Hours”). Investors should be aware that Netherlands time is generally six hours ahead of US Eastern Standard time. Trading on Euronext Amsterdam currently occurs between the hours of 9:00 a.m. and 5:30 p.m. in the Netherlands. Therefore, trading in DIAMONDS on Euronext Amsterdam will begin before US markets open and end before regular trading concludes in the US. Also, the securities markets in the Netherlands and the US will be closed on certain national holidays in each country, so there will be days when DIAMONDS can trade on Euronext Amsterdam but not in the US, and vice versa.

On behalf of the Sponsor, NYSE Arca makes available every 15 seconds throughout the trading day at NYSE Arca a number representing the intraday indicative value (“IIV”) for a DIAMONDS unit. The IIV represents, on a per DIAMONDS unit basis, the sum of an amount equal, on a per Creation Unit basis, to the dividends on the securities held in the Trust’s portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period, effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit).(2)(

During trading hours on Euronext Amsterdam, Euronext N.V. will calculate and publish throughout its trading day an intraday figure in euro for a DIAMONDS unit called the indicative net asset value (“INAV”).(3)(

Because Euronext N.V. uses a different methodology and different data to calculate the INAV than that used to calculate the IIV published by NYSE Arca, the INAV and the IIV may not be the same. Investors interested in creating or redeeming DIAMONDS or purchasing or selling DIAMONDS in the secondary market should not rely solely on the INAV or IIV in making investment decisions but should also consider other market information and relevant economic and other factors (including, without limitation, information regarding the DJIA, the Index Securities and financial instruments based on the DJIA).

The Trust issues and redeems DIAMONDS in the US and only in multiples of 50,000 DIAMONDS in exchange for the specified portfolio of DJIA stocks and cash. Individual DIAMONDS trade in the secondary market on Euronext Amsterdam in round lots of 1 DIAMONDS unit. DIAMONDS listed on Euronext Amsterdam can only be transferred through the book-entry settlement system of Euroclear. No separate share certificates representing one or more DIAMONDS unit will be issued. The Trust is independent of all secondary market activities occurring on Euronext Amsterdam and does not make a market in DIAMONDS either directly or through an intermediary. Investors purchasing or selling DIAMONDS on Euronext Amsterdam

((2)  NYSE Arca makes every effort to ensure the accuracy of the IIV. However, it should be noted that the IIV is derived from external sources. NYSE Arca accepts no explicit or implicit liability for the accuracy, completeness or updating of the IIV, or for the value thereof. The inability of NYSE Arca to provide the IIV will not in itself result in a halt in the trading of DIAMONDS on NYSE Arca.
((3)  Euronext N.V. makes every effort to ensure the accuracy of the INAV. However, it should be noted that the INAV is derived from external sources. Euronext N.V. accepts no explicit or implicit liability for the accuracy, completeness or updating of the INAV, or for the value thereof. The inability of Euronext N.V. to provide the INAV will not itself result in a halt in the trading of DIAMONDS on Euronext Amsterdam. The Sponsor is not responsible for the calculation of the INAV and accepts no explicit or implicit liability for the accuracy or completeness of the INAV, or of the value thereof.

will do so at market prices and will pay ordinary commissions and other usual charges for their trades in DIAMONDS to their brokers.

The Trust is registered as a unit investment trust under the US Investment Company Act of 1940, as amended, and DIAMONDS are registered under the US Securities Act of 1933, as amended, with the US Securities and Exchange Commission (“SEC”). Regulatory oversight of the Trust is primarily the province of the SEC.

The Trust and the Sponsor are subject to the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended. Pursuant to Article 2:65 of the Dutch Financial Supervision Act, it is prohibited to offer in the Netherlands interests in a collective investment scheme, such as the Trust, if the management company of such collective investment scheme (or, if the collective investment scheme does not have a separate management company, the collective investment scheme itself) does not have a license from the AFM, unless an exception, exemption or individual dispensation applies. Under the Dutch Financial Supervision Act, an exception applies to the Sponsor in respect of the requirement to obtain a license from the AFM to act as the management company of a collective investment scheme for so long as the United States is considered by the Dutch Minister of Finance (Minister van Financiën) to have “adequate supervision” of collective investment schemes. By Ministerial Decree of January 1, 2007, as amended, in respect of the accreditation of states as referred to in Article 2:66 of the Dutch Financial Supervision Act, the United States was accredited by the Dutch Minister of Finance to have such adequate supervision, in respect of collective investment schemes authorized by and subject to supervision of the SEC. The Trust and the Sponsor will remain subject to certain ongoing requirements under the Dutch Financial Supervision Act relating to the disclosure of certain information to investors, including the publication of financial statements. The Trust is registered with the AFM pursuant to Article 1:107 of the Dutch Financial Supervision Act.

The Sponsor, as legal representative of the Trust, may discontinue the listing of DIAMONDS on Euronext Amsterdam and request the AFM to terminate the registration in the Netherlands if the Sponsor determines that to do so is in the best interest of the Trust and the investors, which determination the Sponsor will make in its sole discretion. In that event, delisting of DIAMONDS in the Netherlands will take effect as of the close of business on the fifth (5th) business day after public notice by Euronext Amsterdam N.V. of having received an application for discontinuation of the listing of DIAMONDS, provided DIAMONDS are listed on another stock exchange on the day of delisting on Euronext Amsterdam. The AFM will terminate the Trust’s registration as soon as practicable following the delisting of DIAMONDS on Euronext Amsterdam. The decision to delist from Euronext Amsterdam and the request to the AFM to terminate the registration will be announced by means of a press release and through a notice in a daily newspaper of wide circulation in the Netherlands, the Euronext Amsterdam Daily Official List (Officiële Prijscourant)

and on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds. After the DIAMONDS are delisted from Euronext Amsterdam, investors may be able to trade DIAMONDS on other markets. Higher brokerage fees may apply for trades of DIAMONDS on other markets.

If the Trust were to terminate in accordance with the terms of the Trust Agreement, investors would be notified at least 20 days prior to such termination, as described in the Prospectus. In the case of termination of the Trust, DIAMONDS shall similarly be delisted and the registration of the Trust in the Netherlands shall be terminated.

Any change in the investment policy of the Trust, and any change in the conditions of the Trust, whereby any right or security of the investors is to be reduced or any burden is to be imposed on them, can only enter into force three months after notice of such change has been given in a daily newspaper of wide circulation in the Netherlands and on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds together with a brief description of such change and within this period investors are allowed to redeem their DIAMONDS under the usual conditions, as described in the Prospectus. Notice of a proposal to make any such change will also be published in a daily newspaper of wide circulation in the Netherlands and on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds, together with a brief description of such change.

In the event a meeting of the holders of DIAMONDS is convened, notice of such meeting will be published in a daily newspaper of wide circulation in the Netherlands, the Euronext Amsterdam Daily Official List and on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds no later than on the fifteenth (15th) day prior to the day of the meeting. The notice will contain the agenda and the contents of all documents cognizance of which is of importance to the holders of DIAMONDS trading on Euronext Amsterdam for the purposes of the agenda or an indication of that and where these documents may be obtained in the Netherlands free of charge.

A copy of the semi-annual reports of the Trust will be published within nine (9) weeks following the end of the first half (1/2) of the Trust’s fiscal year, and a copy of the Trust’s annual report will be published within four (4) months following the end of the Trust’s fiscal year. All such reports can be obtained free of charge at the offices of SNS Securities N.V. and on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds. Announcement of the availability of the semi-annual and annual reports will be made through a notice in a daily newspaper of wide circulation in the Netherlands and the Euronext Amsterdam Daily Official List.

Dividends on DIAMONDS trading on Euronext Amsterdam will be paid by the Trust in immediately available funds in US dollars.

Any dividends or other distributions on DIAMONDS will be announced on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds. In those circumstances where the actual dividend amount is not available in time to allow for publication on the Ex-Dividend Date, on the Ex-Dividend Date, the Euronext Amsterdam Daily

Official List will include the dividend amount estimated as of the day before the Ex-Dividend Date and the notice in the daily newspaper of wide circulation will specify that the actual dividend amount will be available from SNS Securities N.V.’s website at www.snssecurities.nl/diamonds prior to the opening of trading on Euronext Amsterdam.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of DIAMONDS.

Investors in the Trust are advised to review the Introduction Memorandum in its entirety and carefully consider the risk factors set out under the heading “RISK FACTORS” on pages 11 to 14 of the Prospectus, and to refer to the sections of this Supplemental Information Memorandum entitled “United States Taxation” and “Netherlands Taxation” for a discussion of the tax consequences of an investment by Dutch investors in DIAMONDS.

A Financial Information Leaflet (financiële bijsluiter) is available with information about the Trust including the costs and risks associated with an investment in DIAMONDS. Investors are advised to obtain this leaflet from the website of SNS Securities N.V. at www.snssecurities.nl/diamonds and read it carefully before buying DIAMONDS.

ENQUIRIES

All enquiries about the Trust should be directed to DIAMONDS Trust, Series 1, c/o SNS Securities N.V., Nieuwezijds Voorburgwal 162, 1012 SJ Amsterdam, the Netherlands, telephone 020 550 8509, telefax 020 427 3486.

The 2006, 2007 and 2008 annual reports of the Trust are incorporated by reference. Copies of these reports, the letter from the AFM confirming the registration with the AFM pursuant to Article 1:107 of the Dutch Financial Supervision Act (Wet op het financieel toezicht), the Introduction Memorandum, Trust Agreement, latest report(4)( and Financial Information Leaflet can be obtained free of charge at the offices of SNS Securities N.V. or on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds.

Additional information regarding DIAMONDS, including semi-annual reports may be obtained free of charge on SNS Securities N.V.’s website at www.snssecurities.nl/diamonds and at www.spdrs.com.

((4)  This report, published on a daily basis, contains the information required by Article 50(2) of the Netherlands Decree on Market Conduct Supervision of Financial Undertakings (Besluit Gedragstoezicht financiële ondernemingen Wft), including the composition and total value of the investments of the Trust, the number of outstanding DIAMONDS and the net asset value per DIAMONDS unit.

UNITED STATES TAXATION

GENERAL

The following is a summary of the material US federal income tax considerations applicable to an investment in DIAMONDS by a Beneficial Owner (as defined in the Prospectus) who has never been nor will ever be a US citizen or resident for US federal income tax purposes or that is a corporation formed outside the US or that is an estate or trust not taxable in the US on its worldwide income without regard to source (each, a “Foreign Beneficial Owner”). The summary is based on the laws in effect on the date of the Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that Foreign Beneficial Owners hold DIAMONDS as capital assets within the meaning of the US Internal Revenue Code of 1986, as amended (the “Code”), do not conduct any trade or business in the US, and do not hold DIAMONDS in connection with any trade or business. This summary does not address all potential US federal income tax considerations possibly applicable to an investment in DIAMONDS or to any Foreign Beneficial Owner who or that is (i) treated as a partnership (or other pass-through entity) for US federal income tax purposes, (ii) holding DIAMONDS through a partnership (or other pass-through entity), (iii) present in the US for 183 or more days during any tax year (as determined under special counting rules set forth in the Code) or (iv) otherwise subject to special tax rules. Prospective Foreign Beneficial Owners are urged to consult their own tax advisors with respect to the specific tax consequences of investing in DIAMONDS.

US INCOME TAX

Ordinary Income Dividends.

In general, ordinary income dividends from the Trust (including distributions of net short-term capital gains and other amounts that would not be subject to US withholding tax if paid directly to the Foreign Beneficial Owner) will be subject to US withholding tax at a rate of thirty percent (30%) or at a lower rate established under an applicable income tax treaty. However, for Trust tax years beginning on or before December 31, 2009, interest-related dividends (i.e., dividends derived from certain types of interest-related income) and short-term capital gain dividends (i.e., dividends that are derived from the Trust’s short-term capital gains over net long-term capital losses) generally will not be subject to US withholding tax; provided that a Foreign Beneficial Owner furnishes the Trust with a completed Form W-8BEN (or acceptable substitute documentation) establishing the Foreign Beneficial Owner’s status as foreign and that the Trust does not have actual knowledge or reason to know that the Foreign Beneficial Owner would be subject to withholding tax if the Foreign

Beneficial Owner were to receive the related amounts directly rather than as dividends from the Trust.

Under certain circumstances, the thirty percent (30%) withholding tax rate may be reduced pursuant to an income tax treaty. Pursuant to the US-Netherlands Income Tax Treaty, a qualified resident of the Netherlands (as determined under rules promulgated under the US-Netherlands Income Tax Treaty) will be subject to US withholding tax at a reduced rate of fifteen percent (15%) with respect to ordinary income dividends from the Trust; provided that the qualified Netherlands resident certifies entitlement to the benefits of the US-Netherlands Income Tax Treaty on a Form W-8BEN.

Treatment of Capital Gain Distributions and Sales Proceeds

In general, capital gain distributions (i.e., distributions from the excess of net long-term capital gains over net short-term capital losses) and gain or proceeds from a sale or redemption of DIAMONDS will be exempt from US federal income tax (including withholding at the source).

Backup Withholding

The Trust may be required to withhold federal income tax (known as “backup withholding”) at a twenty-eight percent (28%) rate from dividends (other than dividends subject to the thirty-percent withholding tax described above) and redemption proceeds payable to a non-corporate Foreign Beneficial Owner if the non-corporate Foreign Beneficial Owner fails to provide the Trust with a completed exemption certificate (Form W-8BEN). Backup withholding is not an additional tax and any amount withheld may be credited against a Foreign Beneficial Owner’s US federal income tax liability or may be refunded. To claim a credit or refund for any taxes collected through back-up withholding or any Trust-level taxes on any undistributed long-term capital gains, a Foreign Beneficial Owner must obtain a US taxpayer identification number and file a federal income tax return even if the Foreign Beneficial Owner would not otherwise be required to obtain a US taxpayer identification number or file a US income tax return.

Information Reporting

In the case of a Foreign Beneficial Owner, the Trust must report to the US Internal Revenue Service and the Foreign Beneficial Owner the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Foreign Beneficial Owner’s country of residence.

US ESTATE TAX

The estate of an individual non-resident holder of DIAMONDS may be subject to US estate tax on the value of such DIAMONDS, which are considered US situs property for such purposes. An estate tax credit is currently available for the estates of non-residents, the effect of which is to exempt up to $60,000 of US situs property. US estate tax is imposed at graduated rates, the highest of which is currently forty-five percent (45%). If the non-resident holder is a domiciliary of a country with which the US maintains an estate tax treaty, DIAMONDS may be exempt from US estate tax. The US-Netherlands Estate Tax Treaty generally exempts DIAMONDS from US estate tax if the decedent was a domiciliary of the Netherlands.

The estate of a non-resident holder of DIAMONDS that is subject to US estate tax must generally file an IRS Form 706-NA (“United States Estate and Generation-Skipping Transfer Tax Return—Estate of non-resident not a citizen of the US”) within nine months of the non-resident holder’s date of death. Subject to certain exceptions, if the estate takes a tax return position that any estate tax treaty of the US overrules or modifies any provision of the Code and thereby effects (or potentially effects) a reduction of estate tax, the estate must disclose such position on a statement attached to such return in the form required by US Treasury regulations. The requirement of attaching a statement to the estate tax return is generally satisfied by attaching an IRS Form 8833 (“Treaty-Based Return Position Disclosure under Section 6114 or 7701(b)”) to such return. If a tax return would not otherwise be required to be filed, a tax return must nevertheless be filed for purposes of making the required disclosures discussed above.

The US estate tax is a lien against a non-resident decedent’s assets for ten years unless the tax is paid in full or otherwise provided for in accordance with US Treasury regulations. Upon payment in full (or provision for such payment) of the US estate tax liability, a transfer certificate will be issued permitting the non-resident decedent’s assets to be transferred without liability.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the US and foreign tax consequences to them of an investment in DIAMONDS.

NETHERLANDS TAXATION

GENERAL

The following summary describes the principal Netherlands tax consequences of the acquisition, holding, redemption and disposal of DIAMONDS. This section solely addresses the situation of investors resident or deemed resident of the Netherlands (including the individual investor who has opted to be taxed as a resident of the Netherlands). This section does not purport to be a comprehensive description of all Netherlands tax considerations that may be relevant to a decision to acquire, hold or dispose of DIAMONDS. Each investor should consult his or her own professional tax advisor with respect to the tax consequences of an investment in DIAMONDS. The discussion of the principal Netherlands tax consequences of the acquisition, holding, redemption and disposal of DIAMONDS set forth below is included for general information only.

This summary is based on the Netherlands tax legislation, published case law, treaties, rules, regulations and similar documentation in force as at the date hereof without prejudice to any amendments introduced at a later date and implemented with or without retroactive effect.

For the purpose of the principal Netherlands tax consequences described herein, it is assumed that:

(i)	neither the Trust is, nor one or more companies whose shares are included in the Index are, a resident or deemed to be a resident of the Netherlands for Netherlands tax purposes;

(ii)	no individual holder of DIAMONDS (“Individual Holder”), alone, or together with his or her partner (statutorily defined term) or certain other related persons, directly or indirectly, holds (a) an interest of 5 percent (5%) or more of the total issued capital of the Trust or a company whose shares are included in the DJIA or of 5 percent (5%) or more of the issued capital of a certain class of DIAMONDS or a certain class of shares of a company whose shares are included in the DJIA, (b) rights to acquire, directly or indirectly, such interest or (c) certain profit sharing rights in the Trust or certain profit sharing rights in a company whose shares are included in the Index; no such interest as mentioned under (a), (b) or (c) has been disposed of, or is deemed to have been disposed of, on a non-recognition basis;

(iii)	no Individual Holder’s DIAMONDS or benefits derived therefrom are in anyway connected to his past, present or future employment, if any; and

(iv)	no corporate body holder of DIAMONDS (“Corporate Holder”), is eligible to the participation exemption (as set out in the Dutch Corporate Income Tax Act 1969).

DIVIDEND WITHHOLDING TAX

Distributions from the Trust are not subject to Netherlands dividend withholding tax.

CORPORATE INCOME TAX AND INDIVIDUAL INCOME TAX

Corporate Holders

If a Corporate Holder is subject to Netherlands corporate income tax and the DIAMONDS are attributable to its (deemed) business assets, distributions on the DIAMONDS and the gains realised upon the disposal, transfer or alientation of the DIAMONDS are generally taxable in the Netherlands.

Special rules apply to Corporate Holders that are Netherlands qualifying pension funds, Netherlands investment institutions (as defined in Article 28 of the Corporate Income Tax Act 1969) and other entities that are exempt from Netherlands corporate income tax.

In general, the US dividend withholding tax which is withheld with respect to distributions made by the Trust will be creditable for Netherlands corporate income tax purposes in the hands of the beneficial owner of the DIAMONDS.

Individual Holders

Distributions derived from the Trust and actual gains realised upon the disposal, transfer or alienation of DIAMONDS by an Individual Holder are subject to individual income tax at the progressive rates, the maximum being 52 percent (52%), if:

(i)	the Individual Holder has an enterprise or an interest in an enterprise, to which enterprise or part thereof, as the case may be, DIAMONDS are attributable; or

(ii)	such income or gains qualify as income from miscellaneous activities (resultaat uit overige werkzaamheden) within the meaning of Section 3.4 of the Income Tax Act 2001, which include activities with respect to DIAMONDS that exceed “regular, active portfolio management” (normaal, actief vermogensbeheer).

If neither condition (i) nor condition (ii) applies to the Individual Holder, the actual distributions derived from DIAMONDS and the actual gains realised upon the disposal, transfer or alienation of DIAMONDS will not be taxable as such. Instead, such Individual Holder will be taxed at a flat rate of 30 percent (30%) on deemed income from “savings and investments” (sparen en beleggen) within the meaning of Section 5.1 of the Income Tax Act 2001. This deemed income amounts to 4 percent (4%) of the average of the individual’s “yield basis” (rendementsgrondslag) within the meaning of Article 5.3 of the Income Tax Act 2001 at the beginning of the calendar year and the individual’s yield basis at the end of the calendar year, insofar as the average exceeds a certain threshold. The fair market value of DIAMONDS on 1 January and 31 December of each year will be included in the individual’s yield basis. The fair market value on 31 December is determined by reference to the closing market price on Euronext Amsterdam on 31 December and this closing market price will also be used as the reference value for 1 January of the subsequent year.

In general, the US dividend withholding tax which is withheld with respect to distributions made by the Trust will be creditable for Netherlands individual income tax purposes in the hands of the beneficial owner of the DIAMONDS.

GIFT AND INHERITANCE TAXES

Generally, gift and inheritance taxes will be due in the Netherlands in connection with the acquisition of DIAMONDS by way of gift by, or on the death of, a holder of DIAMONDS who is a resident or deemed to be a resident of the Netherlands at the time of the gift or of his or her death.

An individual of the Netherlands nationality is deemed to be a resident of the Netherlands for the purpose of the Netherlands gift and inheritance tax if he or she has been a resident of the Netherlands during the ten years preceding the gift or of his or her death. An individual of any other nationality is deemed to be a resident of the Netherlands for the purpose of the Netherlands gift tax only if he or she has been residing in the Netherlands at any time during the twelve months preceding the time of the gift. Applicable tax treaties may override deemed residency.

VALUE ADDED TAX (VAT)

No Netherlands VAT should arise in respect of the issuance, transfer or redemption of DIAMONDS or with regard to distributions on DIAMONDS.

OTHER TAXES AND DUTIES

No capital tax, net wealth tax, registration tax, customs duty, transfer tax, stamp duty or any other similar documentary tax or duty will be due in the Netherlands by an Individual Holder or a Corporate Holder in respect of or in connection with the subscription, issue, placement, allotment or delivery of DIAMONDS.

GENERAL AND STATUTORY INFORMATION

CURRENCY

All valuations set forth in the Introduction Memorandum, semi-annual and annual reports and other communications or materials provided by the Trust or the Sponsor shall be stated in US Dollars ($).

PAYING AGENT

The Trust has appointed SNS Securities N.V. as the Netherlands paying agent with respect to the offering of DIAMONDS in the Netherlands.

LISTING

DIAMONDS are listed on Euronext Amsterdam. SNS Securities N.V. is acting as the listing agent for DIAMONDS for the listing on Euronext Amsterdam.

CLEARING AND SETTLEMENT

DIAMONDS have been accepted for settlement through the systems of Euroclear.

ISIN code: US2527871063

NOTICES

Any notice regarding DIAMONDS shall be validly given if published in the Euronext Amsterdam Daily Official List and in at least one daily newspaper of wide circulation in the Netherlands. Any such notice shall be deemed to have been given on the date of publication or, if published more than once, on the date of the first publication.

SNS Securities N.V. will make available free of charge to investors in the Netherlands investor communications from the Trust, including semi-annual and annual reports, prospectuses and communications and materials relating to investor meetings.

COMPLAINTS

Complaints about the Trust or the Sponsor should be sent in writing to Lisa M. Dallmer, PDR Services LLC, c/o NYSE Euronext, 11 Wall Street, New York, NY 10005, telephone +1-800-843-2639.

TOTAL EXPENSE RATIO OF THE TRUST SINCE INCEPTION

This chart shows the total expense ratio of the Trust (after rebates, Trustee’s earning credits and waivers) for the fiscal years 1999-2008.

Total Expense Ratio of the Trust

For Fiscal	For Fiscal	For Fiscal	For Fiscal	For Fiscal	For Fiscal	For Fiscal	For Fiscal	For Fiscal	For Fiscal
Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
10/31/2008	10/31/2007	10/31/2006	10/31/2005	10/31/2004	10/31/2003	10/31/2002	10/31/2001	10/31/2000	10/31/1999

0.17%	0.14%	0.17%	0.17%	0.18%	0.18%	0.18%	0.17%	0.17%	0.18%

•	The total expense ratio is post-calculated at least once a year by dividing the total costs by the average intrinsic value of the DIAMONDS Trust.

•	Ordinary operating expenses do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the DIAMONDS Trust or the Trustee may be a party.

STOCK MOVEMENT INFORMATION CHART:
DAILY CLOSING PRICE OF A DIAMONDS UNIT VS.
DAILY CLOSING INDEX LEVEL OF THE DJIA VS.
DAILY NAV OF A DIAMONDS UNIT
FOR THE PREVIOUS CALENDAR YEAR

Sources:	The daily NAV and daily closing price of the Trust were provided by the NYSE Arca and the daily closing index level for the DJIA was provided by Bloomberg. Although information contained in the Stock Movement Information Chart above has been obtained from sources deemed to be reliable, all information is provided “as is” without warranty of any kind. Because of the possibility of human and mechanical errors, as well as other factors, the Sponsor is not responsible for any errors or omissions in the information contained in the Stock Movement Information Chart above.

PORTFOLIO TURNOVER RATE

DIAMONDS portfolio turnover rate is 22.13% for the fiscal year ended October 31, 2008. Pursuant to Article 3:25(2) of the Further Regulations on Market Conduct Supervision of Financial Undertakings (Nadere Regeling gedragstoezicht financiële ondernemingen Wft) this portfolio turnover rate is calculated by dividing the total of security transactions (security purchases + security sales = total 1) less the total transactions (issue + purchase = total 2) in units by the average intrinsic value of the investment institution (X) according to the formula: [(total 1 - total 2)/X]* 100.

Pursuant to the formula promulgated under the U.S. Investment Company Act of 1940, as amended, DIAMONDS portfolio turnover rate is 11.27% for the fiscal year ended October 31, 2008. This portfolio turnover rate is calculated by dividing the lesser of purchases or sales by the monthly average value of the portfolio * 100.

LEGAL PROCEEDINGS

As of the date of this Supplemental Information Memorandum, the Trust is not involved in any legal proceedings which might have an impact on the Trust’s future financial situation.

MATERIAL CHANGES

There are no material changes since the last full financial year.

STATEMENT IN ACCORDANCE WITH ARTICLE 4:49(2)(b) DUTCH FINANCIAL SUPERVISION ACT

The Sponsor believes that it and the Trust comply with the applicable requirements of the Dutch Financial Supervision Act (Wet op het financieel toezicht) and the rules promulgated thereunder and that the Introduction Memorandum complies with the applicable provisions of the Dutch Financial Supervision Act and the rules promulgated thereunder.

To:	Mr G. French, Senior Vice President State Street Bank, Trustee for DIAMONDS Trust, Series 1 and

Mrs L. Dallmer, President PDR Services LLC,
Sponsor of DIAMONDS Trust, Series 1

Assurance report

Engagement and responsibilities

We have performed an assurance engagement in respect of the contents of the prospectus and supplemental information memorandum for the Netherlands of DIAMONDS Trust, Series 1. Our engagement was aimed at establishing whether the prospectus dated 27 February 2009 of DIAMONDS Trust, Series 1 (the “Prospectus”) together with the supplemental information memorandum for the Netherlands of DIAMONDS Trust, Series 1, dated 2 March 2009 (the “Supplemental Information Memorandum”) at least contains the information which is required to be included therein pursuant to section 4:49, subsections 2a through 2e, of the Dutch Financial Supervision Act. This assurance engagement is aimed at obtaining a reasonable level of assurance pursuant to section 4:49, subsections 2b through 2e. Unless specifically stated to the contrary in the Prospectus and the Supplemental Information Memorandum, the information contained in the Prospectus and the Supplemental Information Memorandum is unaudited.

The respective responsibilities are as follows:

—	The Sponsor of the Trust is responsible for preparing the Prospectus and the Supplemental Information Memorandum, which at least should contain the data required to be included therein under the Dutch Financial Supervision Act.

—	Our responsibility is to issue a conclusion as referred to in section 4:49, subsection 2c, of the Dutch Financial Supervision Act.

Scope

We conducted our examination in accordance with Dutch law, including Standard 3000 ‘Assurance engagements other than engagements of audit or review of historical financial information’. Based thereon, we have performed the procedures that we deemed necessary under the circumstances to draw a conclusion.

We have examined whether the Prospectus contains the data required to be included therein under section 4:49, subsections 2a through 2e, of the Dutch Financial Supervision Act.

The law does not require the auditor to perform additional procedures with respect to section 4:49, subsection 2a. We believe that the assurance evidence we have obtained is sufficient and appropriate to provide a basis for our conclusion.

Conclusion

Based on our procedures performed and the description included in the section ‘Engagement and responsibilities’, we conclude that the Prospectus together with the Supplemental Information Memorandum at least contains the data required to be included therein under section 4:49, subsections 2a through 2e, of the Dutch Financial Supervision Act.

With respect to section 4:49, subsection 2a of the Dutch Financial Supervision Act we report to the extent of our knowledge that the Prospectus together with the Supplemental Information Memorandum contains the information required to be included therein.

Rotterdam, 2 March 2009

PricewaterhouseCoopers Accountants N.V.

drs. S. Barendregt-Roojers RA

Prospectus

DIAMONDS® TRUST, SERIES 1
(A Unit Investment Trust)

•	DIAMONDS Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average.

•	DIAMONDS Trust holds all of the Dow Jones Industrial Average stocks.

•	Each DIAMONDS unit represents an undivided ownership interest in the DIAMONDS Trust.

•	The DIAMONDS Trust issues and redeems DIAMONDS units only in multiples of 50,000 DIAMONDS in exchange for Dow Jones Industrial Average stocks and cash.

•	Individual DIAMONDS units trade on NYSE Arca, Inc. like any other equity security.

•	Minimum trading unit: 1 DIAMONDS unit.

SPONSOR: PDR SERVICES LLC
(Wholly Owned by NYSE Euronext)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 27, 2009

COPYRIGHT 2009 PDR Services LLC

DIAMONDS TRUST, SERIES 1

“Dow Jones Industrial Averagesm”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses.” DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

i

SUMMARY

Essential Information as of October 31, 2008*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary.

Total Trust Assets:	$9,140,913,992

Net Trust Assets:	$9,114,230,276

Number of DIAMONDS:	97,770,848

Fractional Undivided Interest in the Trust Represented by each DIAMONDS unit:	1/97,770,848th

Dividend Record Dates:	Monthly

Dividend Payment Dates:	Monthly

Trustee’s Annual Fee:	From 6/100 of one percent to 10/100 of one percent, based on the NAV of the Trust, as the same may be adjusted by certain amounts.

Estimated Ordinary Operating Expenses of the Trust:	18/100 of one percent (0.1800%) (inclusive of Trustee’s annual fee).**

NAV per DIAMONDS unit (based on the value of the Portfolio Securities, other net assets of the Trust and number of DIAMONDS outstanding):	$93.22

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange, LLC. (ordinarily 4:00 p.m. New York time).

Licensor:	Dow Jones & Company, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than January 13, 2123, but may terminate earlier under certain circumstances.

Discretionary Termination:	The Trust may be terminated if at any time the value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.

Market Symbol:	DIAMONDS trade on NYSE Arca, Inc. under the symbol “DIA”.

Fiscal Year End:	October 31

CUSIP:	252787106

*	The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation on January 13, 1998 (“Initial Date of Deposit”).

**	Ordinary operating expenses of the Trust are estimated to be 0.1800%, although ordinary operating expenses of the Trust are accruing at approximately 0.1670% as of the date of this Prospectus. As of the fiscal year ended October 31, 2008, ordinary operating expenses of the Trust were 0.1692%. Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, if any, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. The Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed an amount that is 0.1800% of the daily NAV of the Trust, but this amount may be changed. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily NAV.

Highlights

•	DIAMONDS are Ownership Interests in the DIAMONDS Trust

DIAMONDS Trust, Series 1 (“Trust”) is a unit investment trust that issues securities called “DIAMONDS”. The Trust is organized under New York law and is governed by a trust agreement between State Street Bank and Trust Company (“Trustee”) and PDR Services LLC (“Sponsor”), dated and executed as of January 13, 1998, as amended (“Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. DIAMONDS represent an undivided ownership interest in a portfolio of all of the common stocks of the Dow Jones Industrial Average (“DJIA”).

•	DIAMONDS Should Closely Track the Value of the Stocks Included in the DJIA

DIAMONDS intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA. Current information regarding the value of the DJIA is available from market information services. Dow Jones obtains information for inclusion in, or for use in the calculation of, the DJIA from sources Dow Jones considers reliable. None of Dow Jones, the Sponsor, the Trust, the Trustee, NYSE Arca, Inc. or its affiliates accepts responsibility for or guarantees the accuracy and/or completeness of the DJIA or any data included in the DJIA.

The Trust holds the Portfolio and cash and is not actively “managed” by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust (“Portfolio Securities” or, collectively, “Portfolio”) and component stocks of the DJIA (“Index Securities”), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee generally makes these adjustments to the Portfolio within three (3) Business Days (defined below) before or after the day on which changes in the DJIA are scheduled to take effect. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange, LLC (“NYSE”) is open for business (“Business Day”) either prior to, on, or following the day on which the change to the DJIA takes effect after the close of the market.

The value of DIAMONDS fluctuates in relation to changes in the value of the Portfolio. The market price of each individual DIAMONDS may not be identical to the net asset value (“NAV”) of such DIAMONDS but, historically, these two valuations have generally been close.

•	DIAMONDS are Listed and Trade on NYSE Arca, Inc.

DIAMONDS are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. DIAMONDS are traded on the Exchange in 100 DIAMOND round lots, but can be traded in odd lots of as little as one DIAMOND. The Exchange may halt trading of DIAMONDS under certain circumstances as summarized herein (see “Exchange Listing”).

•	Brokerage Commissions on DIAMONDS

Secondary market purchases and sales of DIAMONDS are subject to ordinary brokerage commissions and charges.

•	The Trust Issues and Redeems DIAMONDS in Multiples of 50,000 DIAMONDS Called “Creation Units”

The Trust issues and redeems DIAMONDS only in specified large lots of 50,000 DIAMONDS or multiples thereof referred to as “Creation Units.” Fractional Creation Units may be created or redeemed only in limited circumstances.*

Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (“Distributor”), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are

 * See the discussion of termination of the Trust in this Summary and “Dividend Reinvestment Service” for a description of the circumstances in which DIAMONDS may be redeemed or created by the Trustee in less than a Creation Unit size aggregation of 50,000 DIAMONDS.

likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

•	Creation Orders Must be Placed with the Distributor

All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a “Participating Party,” or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee, as may be amended from time to time (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the DIAMONDS Clearing Process, through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the “DIAMONDS Clearing Process,” or (ii) with the Trustee outside the DIAMONDS Clearing Process (i.e., through the facilities of DTC).

The Distributor acts as underwriter of DIAMONDS on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating DIAMONDS. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203, toll free number: 1-800-843-2639. The

Distributor is a registered broker-dealer and a member of FINRA (the successor organization to the National Association of Securities Dealers, Inc.) The Sponsor of the Trust pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. The Trust currently is accruing ordinary operating expenses at an annual rate of 0.1670% (excluding earnings credits).

Shareholder Fees:*	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

Current Trust Annual Ordinary	As a % of Trust
Operating Expenses	Net Assets

Trustee’s Fee	0.0594%
Dow Jones License Fee	0.0411%
Registration Fees	0.0000%
Marketing	0.0600%
Other Operating Expenses	0.0065%
Net Expenses**	0.1670%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”), and purchases and sales of DIAMONDS in the secondary market are subject to ordinary brokerage commissions and charges (described above in “Brokerage Commissions on DIAMONDS”).

**	Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.1800% of the Trust’s daily NAV. Gross expenses of the Trust for the year ending October 31, 2008, without regard to this undertaking, were 0.1692% of the daily NAV of the Trust and therefore no expenses of the Trust were assumed by the Sponsor. The Sponsor reserves the right to discontinue this undertaking in the future. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily NAV. Trust expenses were reduced during the same period by a Trustee’s earnings credit of 0.0044% of the Trust’s daily NAV as a result of uninvested cash balances in the Trust. The amount of earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors.

•	Bar Chart and Table

The bar chart below and the table on the next page entitled “Average Annual Total Returns (For Periods Ending December 31, 2008)” (“Table”) provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the DJIA. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold DIAMONDS through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling DIAMONDS in the secondary market (see footnotes (2) and (3) to the Table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2008. During the period shown above (January 1, 1999 through December 31, 2008), the highest quarterly return for the Trust was 13.75% for the quarter ended December 31, 2001, and the lowest was −18.39% for the quarter ended December 31, 2008.

Average Annual Total Returns* (For Periods Ending December 31, 2008)

	Past	Past	Past
	One Year	Five Years	Ten Years

DIAMONDS Trust, Series 1
Return Before Taxes(1)(2)(3)	−31.92%	−1.27%	1.52%
Return After Taxes on Distributions(1)(2)(3)	−32.21%	−1.68%	1.03%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)	−20.27%	−1.08%	1.14%
DJIA(4)	−31.93%	−1.12%	1.66%

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the net asset value per unit.

(1)	Includes all applicable ordinary operating expenses set forth above in the section of “Highlights” entitled “Expenses of the Trust”.

(2)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(3)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of DIAMONDS in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on DIAMONDS”. If these amounts were reflected, returns would be less than those shown.

(4)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

DIAMONDS TRUST, SERIES 1

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the DIAMONDS Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $1,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $1,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”).

For creations and redemptions outside the DIAMONDS Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the DIAMONDS Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	DIAMONDS are Held in Book Entry Form Only

The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding DIAMONDS. Beneficial ownership of DIAMONDS is shown on the records of DTC or its participants. Individual certificates are not issued for DIAMONDS. See “The Trust—Securities Depository; Book-Entry-Only System.”

•	DIAMONDS Make Periodic Dividend Payments

DIAMONDS holders receive each calendar month an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for DIAMONDS is ordinarily less than that of the DJIA. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with DIAMONDS sales or redemptions.

Monthly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (“Code”). Although all income distributions are currently made monthly, the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their monthly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service (“Service”) available through certain brokers. See “The Trust—Securities Depository; Book-Entry-Only System.”

•	The Trust Intends to Qualify as a Regulated Investment Company

For the fiscal year ended October 31, 2008, the Trust believes that it qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute qualified dividend income eligible (a) for the maximum 15% tax rate for non-corporate taxpayers through 2009 and (b) for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualified dividend income received by the Trust. The Trust’s regular monthly distributions are based on the dividend performance of the Portfolio during such monthly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Subchapter M of the Code imposes certain diversification requirements. The Trustee may adjust the composition of the Portfolio at any time if, in the Trustee’s view, such adjustment is necessary to ensure continued qualification of the Trust as a “regulated investment company” for tax purposes.

•	Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 13, 2123 or (b) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of DIAMONDS.

•	Restrictions on Purchases of DIAMONDS by Investment Companies

Purchases of DIAMONDS by investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in

DIAMONDS beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-800-843-2639.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in DIAMONDS. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in DIAMONDS.

Investment in the Trust involves the risks inherent in an investment in any equity security.  An investment in the Trust is subject to the risks of any investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the DJIA), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of DIAMONDS). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.  The Trust is not actively “managed” by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the DJIA.

A liquid trading market for certain Portfolio Securities may not exist.  Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the DJIA.  It is possible that the Trust may not always fully replicate the performance of the DJIA due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. In addition, the Trust is not able to replicate exactly the performance of the DJIA because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. In addition, the Trust’s portfolio may deviate from the DJIA to the extent required to ensure continued qualification as a “regulated investment company” under Subchapter M of the Code.

Investment in the Trust may have adverse tax consequences.  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of DIAMONDS resulting from the distribution of Trust dividends and sales of DIAMONDS as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price.  The NAV of DIAMONDS in Creation Unit size aggregations and, proportionately, the NAV per DIAMONDS unit, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 DIAMONDS may be different from the NAV of a Creation Unit (i.e., 50,000 DIAMONDS may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per DIAMONDS unit may be different from the NAV of a Creation Unit on a per DIAMONDS unit basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for DIAMONDS are closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in DIAMONDS.  DIAMONDS are listed for trading on the Exchange under the market symbol DIA. Trading in DIAMONDS may be halted under certain circumstances as summarized herein (see “Exchange Listing”). Also, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of DIAMONDS will continue to be met or will remain unchanged. The Trust will be terminated if DIAMONDS are delisted from the Exchange.

DIAMONDS are subject to market risks.  DIAMONDS are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in DIAMONDS.

Additionally, DIAMONDS may perform differently than other investments in portfolios containing large capitalization stocks based upon or derived from an index other than the DJIA. For example, the great majority of component stocks of the DJIA are drawn from among the largest of the large capitalization universe, while other indexes may represent a broader sampling of large capitalization stocks. Also, other indexes may use different methods for assigning relative weights to the index components than the price weighted method used by the DJIA. As a result, DJIA accords relatively more weight to stocks with a higher price to market capitalization ratio than a similar market capitalization weighted index.

The regular settlement period for Creation Units may be reduced.  Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or DIAMONDS in connection with creation and redemption activity within the DIAMONDS Clearing Process are based on NSCC’s current “regular way” settlement period of three (3) days during which NSCC is open for business (each such day an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case there may be a corresponding reduction in settlement periods applicable to DIAMONDS creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.  The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the DIAMONDS

Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the DIAMONDS Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

DIAMONDS TRUST, SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of DIAMONDS Trust, Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the “Trust”) at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2008

DIAMONDS Trust Series 1
Statement of Assets and Liabilities
October 31, 2008

Assets
Investments in securities, at value	$9,105,099,863
Cash	20,368,437
Dividends receivable	15,445,692

Total Assets	9,140,913,992

Liabilities
Income distribution payable	16,564,734
Payable for DIAMONDS redeemed in-kind	17,535
Accrued Trustee expense	799,304
Accrued expenses and other liabilities	9,302,143

Total Liabilities	26,683,716

Net Assets	$9,114,230,276

Net Assets Consist of:
Paid in surplus	$13,599,260,467
Undistributed net investment income	2,493,120
Accumulated net realized loss on investments	(800,674,454)
Net unrealized depreciation on investments	(3,686,848,857)

Net Assets	$9,114,230,276

Net asset value per DIAMOND	$93.22

Units of fractional undivided interest (“DIAMONDS”) outstanding, unlimited units authorized, $0.00 par value	97,770,848

Cost of investments	$12,791,948,720

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Statements of Operations

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2008	October 31, 2007	October 31, 2006

Investment Income
Dividend income	$234,266,377	$172,683,551	$154,659,959

Expenses
Trustee expense	4,878,701	4,232,050	4,562,765
Marketing expense	5,319,946	4,437,144	3,903,738
DJIA license fee	4,152,507	2,555,000	2,555,000
Legal and audit services	181,128	174,890	100,378
Other expenses	389,842	218,083	384,919

Total expenses	14,922,124	11,617,167	11,506,800
Trustee earnings credits	—	(965,742)	(418,803)

Net expenses after Trustee earnings credits	14,922,124	10,651,425	11,087,997

Net Investment income	219,344,253	162,032,126	143,571,962

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions	(172,099,218)	854,766,927	413,807,291
Net change in unrealized appreciation (depreciation)	(3,238,666,792)	139,514,977	517,345,427

Net Realized and Unrealized Gain (Loss) on Investments	(3,410,766,010)	994,281,904	931,152,718

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,191,421,757)	$1,156,314,030	$1,074,724,680

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Statements of Changes in Net Assets

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2008	October 31, 2007	October 31, 2006

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$219,344,253	$162,032,126	$143,571,962
Net realized gain (loss) on investment transactions	(172,099,218)	854,766,927	413,807,291
Net change in unrealized appreciation (depreciation)	(3,238,666,792)	139,514,977	517,345,427

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,191,421,757)	1,156,314,030	1,074,724,680

Net Equalization Credits and Charges	1,639,517	(13,594,558)	(1,800,594)

Distributions to Unitholders from Net Investment Income	(218,527,182)	(147,731,248)	(141,435,357)

Net Increase (Decrease) in Net Assets from Issuance and Redemption of DIAMONDS	3,182,648,908	1,785,284,683	(1,781,857,294)

Net Increase (Decrease) in Net Assets	(225,660,514)	2,780,272,907	(850,368,565)
Net Assets at Beginning of Year	9,339,890,790	6,559,617,883	7,409,986,448

Net Assets at End of Year*	$9,114,230,276	$9,339,890,790	$6,559,617,883

*Includes Undistributed Net Investment Income	$2,493,120	$17,835,012	$3,534,134

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Financial Highlights
Selected Data for a DIAMOND Outstanding During the Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$139.17	$120.69	$104.31	$100.48	$98.20

Investment Operations:
Net investment income(1)	2.96	2.85	2.45	2.39 (5)	1.94
Net realized and unrealized gain (loss) on investments	(45.91)	18.57	16.37	3.91	2.28

Total from investment operations	(42.95)	21.42	18.82	6.30	4.22

Net equalization credits and charges(1)	0.02	(0.24)	(0.03)	(0.03)	0.00 (2)

Less distributions from:
Net investment income	(3.02)	(2.70)	(2.41)	(2.44)	(1.94)

Net asset value, end of year	$93.22	$139.17	$120.69	$104.31	$100.48

Total investment return(3)	(31.23)%	17.72%	18.23%	6.23%	4.27%
Ratios and supplemental data
Ratios to average net assets:
Net investment income	2.49%	2.19%	2.21%	2.27%	1.89%
Total expenses	0.17%	0.16%	0.18%	0.18%	0.18%
Net expenses excluding trustee earnings credit	0.17%	0.14%	0.17%	0.17%	0.18%
Portfolio turnover rate(4)	11.27%	1.45%	0.01%	7.69%	13.88%
Net asset value, end of year (000’s)	$9,114,230	$9,339,891	$6,559,618	$7,409,986	$8,190,891

(1)	Per unit numbers have been calculated using the average shares method.

(2)	Amount shown represents less than $0.005.

(3)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Trust. Broker commission charges are not included in the calculation.

(4)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.

(5)	Net investment income per unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per unit.

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

NOTE 1—	ORGANIZATION

DIAMONDS Trust, Series 1 (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “DIAMOND”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Trust Agreement, the Sponsor and Trustee (each as defined below) are indemnified against certain liabilities arising from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of material loss to be remote.

NOTE 2—	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

value measurements. As a result, the Trust will adopt SFAS 157 for the fiscal year beginning November 1, 2008. The Trustee is evaluating the application of the Statement to the Trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the Trust’s financial statements.

Investment Risk

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of DIAMONDS will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. Further, the Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the DJIA.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s units, equivalent on a per unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per unit is unaffected by sales or reacquisitions of the Trust’s units.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

Federal Income Tax

The Trust has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from those determined in accordance with US GAAP. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per unit calculations in the financial highlights for all years presented exclude these differences.

During the fiscal year ended October 31, 2008, the Trust reclassified $341,238,222 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities.

At October 31, 2008, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2010	$2,065,467
2011	68,716,435
2012	221,460,584
2014	52,316
2016	506,750,845

The tax character of distributions paid during the year ended October 31, 2008, 2007, and 2006 were as follows:

Distributions paid from:	2008	2007	2006

Ordinary Income	$218,527,182	$147,731,248	$141,435,357

There were no significant differences between the book basis and tax basis components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and undistributed ordinary income attributable to dividends payable at period end.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

As of October 31, 2008, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on the tax basis were undistributed ordinary income of $19,057,854 and undistributed long term capital gain of $0.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48” or the “Interpretation”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

The Trust adopted the provisions of FIN 48 on November 1, 2007. Management evaluated the implications of FIN 48 and determined that the tax positions met the “more-likely than not” threshold. There was no impact resulting from the adoption of this Interpretation on the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. It is the Trust’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.

NOTE 3—	TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

In accordance with the Trust Agreement, State Street Bank and Trust Company (the “Trustee”) maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides certain administrative services. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2008:

Fee as a percentage of
Net asset value of the Trust	net asset value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of DIAMONDS and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2008, the Adjustment Amount reduced the Trustee’s fee by $1,011,636. The Adjustment Amount included an excess of net transaction fees from processing orders of $624,774 and a Trustee earnings credit of $386,862. Prior to 2008, the Trustee earnings credits were presented seperately on the Statements of Operation.

Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $374,030 which is included in the Trustee earnings credit of $965,742.

PDR Services LLC (the “Sponsor”), a wholly-owned subsidiary of NYSE Alternext US LLC, formerly the American Stock Exchange LLC (“NYSE Alternext”), agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.

Dow Jones & Company, Inc. (“Dow Jones”), NYSE Alternext, the Sponsor and State Street Global Markets, LLC (“SSgM”) have entered into a License Agreement. The License Agreement grants SSgM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSgM for the use of the DJIA and such trade names and trademarks

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of DIAMONDS, as shown on, and effected only through, records maintained by the Depository Trust Company (“DTC”) and DTC’s Participants, as defined in the prospectus (“Beneficial Owners”). Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS. The Trust pays an annual sub-license fee to Dow Jones of an amount equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

NOTE 4—	TRUST TRANSACTIONS IN DIAMONDS

Transactions in DIAMONDS were as follows:

	Year Ended October 31, 2008
	DIAMONDS	Amounts

DIAMONDS sold	366,850,000	$43,007,862,019
DIAMONDS issued upon dividend reinvestment	11,778	1,388,124
DIAMONDS redeemed	(336,200,000)	(39,824,961,718)
Net income equalization	—	(1,639,517)

Net increase	30,661,778	$3,182,648,908

	Year Ended October 31, 2007
	DIAMONDS	Amounts

DIAMONDS sold	283,800,000	$37,094,855,531
DIAMONDS issued upon dividend reinvestment	9,870	1,275,186
DIAMONDS redeemed	(271,050,000)	(35,324,440,592)
Net income equalization	—	13,594,558

Net increase	12,759,870	$1,785,284,683

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

	Year Ended October 31, 2006
	DIAMONDS	Amounts

DIAMONDS sold	142,300,000	$15,848,129,501
DIAMONDS issued upon dividend reinvestment	12,974	1,429,406
DIAMONDS redeemed	(159,000,000)	(17,633,216,795)
Net income equalization	—	1,800,594

Net decrease	(16,687,026)	$(1,781,857,294)

With the exception of the Trust’s dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per participating party per day, regardless of the number of Creation Units created or redeemed. For creations and redemptions outside the DIAMONDS Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the DIAMONDS Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

NOTE 5—	INVESTMENT TRANSACTIONS

For the year ended October 31, 2008, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $26,714,386,380, $23,539,127,988, $994,695,926 and $986,832,359, respectively. At October 31, 2008, the cost of investments for federal income tax purposes was $12,793,577,527, accordingly, gross unrealized appreciation was $0 and gross unrealized depreciation was $3,688,477,664, resulting in net unrealized depreciation of $3,688,477,664.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

Tax Information

For federal income tax purposes, the percentage of Trust ordinary distributions which qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2008 is 99.79%.

For the fiscal year ended October 31, 2008, certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value
As of October 31, 2008

	Bid/Ask Price			Bid/Ask Price
	Above NAV			Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	BASIS	BASIS	BASIS	BASIS	BASIS	BASIS
	POINTS	POINTS	POINTS	POINTS	POINTS	POINTS

2008	3	2	2	2	0	0
2007	1	0	0	0	0	0
2006	0	0	0	0	0	0
2005	0	0	0	0	0	0
2004	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust, Series 1
Return Based on NAV	−31.23%	6.02%	31.62%
Return Based on Bid/Ask Price	−31.37%	5.81%	31.06%
DJIA	−31.24%	6.83%	33.51%

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2008

Average Annual Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust, Series 1
Return Based on NAV	−31.23%	1.18%	2.79%
Return Based on Bid/Ask Price	−31.37%	1.14%	2.74%
DJIA	−31.24%	1.33%	2.93%

(1)	The Bid/Ask Price is calculated based on the best bid and best offer on the NYSE Alternext at 4:00 p.m.

DIAMONDS Trust Series 1
Schedule of Investments
October 31, 2008

Common Stocks	Shares	Value

3M Co.	7,776,952	$500,058,014
Alcoa, Inc.	7,776,952	89,512,718
American Express Co.	7,776,952	213,866,180
AT&T, Inc.	7,776,952	208,189,005
Bank of America Corp.	7,776,952	187,968,930
Boeing Co.	7,776,952	406,501,281
Caterpillar, Inc.	7,776,952	296,846,258
Chevron Corp.	7,776,952	580,160,619
Citigroup, Inc.	7,776,952	106,155,395
Coca-Cola Co.	7,776,952	342,652,505
Du Pont (E.I.) de Nemours & Co.	7,776,952	248,862,464
Exxon Mobil Corp.	7,776,952	576,427,682
General Electric Co.	7,776,952	151,728,333
General Motors Corp.	7,776,952	44,950,783
Hewlett-Packard Co.	7,776,952	297,701,723
Home Depot, Inc.	7,776,952	183,458,298
Intel Corp.	7,776,952	124,431,232
International Business Machines Corp.	7,776,952	723,023,227
Johnson & Johnson	7,776,952	477,038,236
JPMorgan Chase & Co.	7,776,952	320,799,270
Kraft Foods, Inc. (Class A)	7,776,952	226,620,381
McDonald’s Corp.	7,776,952	450,518,829
Merck & Co., Inc.	7,776,952	240,696,664
Microsoft Corp.	7,776,952	173,659,338
Pfizer, Inc.	7,776,952	137,729,820
Procter & Gamble Co.	7,776,952	501,924,482
United Technologies Corp.	7,776,952	427,421,282
Verizon Communications, Inc.	7,776,952	230,742,166
Wal-Mart Stores, Inc.	7,776,952	434,031,691
Walt Disney Co.	7,776,952	201,423,057

Total Common Stocks — (Cost $12,791,948,720)		$9,105,099,863

See accompanying notes to financial statements.

THE TRUST

The Trust, an exchange traded fund or “ETF”, is a registered investment company which both (a) continuously issues and redeems “in-kind” its shares, known as DIAMONDS, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists DIAMONDS individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

Portfolio Deposits may be made through the DIAMONDS Clearing Process or outside the DIAMONDS Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Distributor not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the DIAMONDS Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the DIAMONDS Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, reduction or waiver. The existence of any such variation shall be disclosed in the then current DIAMONDS Prospectus.

The DJIA is a price-weighted stock index; that is, the component stocks of the DJIA are represented in exactly equal share amounts and therefore are accorded relative importance in the DJIA based on their prices. The shares of common stock of the stock portion of a Portfolio Deposit on any date of deposit will reflect the composition of the component stocks of the DJIA on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition of the Index Securities. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the Index by making a corresponding adjustment to the Portfolio Deposit on the day prior to the day on which the change to the DJIA takes effect.

 * Such increase is subject to the 10 Basis Point Limit.

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity of each Index Security required for a Portfolio Deposit, as in effect on October 31, 2008, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding DIAMONDS unit, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per DIAMONDS unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may occasionally include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of DIAMONDS on the Exchange.

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create DIAMONDS, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the DIAMONDS unit position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each DIAMONDS unit.

Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, DIAMONDS will represent fewer or more shares of such

 ** As of December 31, 2008, the Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, NYSE Euronext, the parent company of the Sponsor, and its affiliates collectively owned less than 0.3% of the issued and outstanding shares of common stock of DTCC (“DTCC Shares”), and the Trustee owned 6.2% of DTCC Shares.

Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all DIAMONDS.

Procedures for Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or other transmission methods acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

DIAMONDS may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the DIAMONDS on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities of the Portfolio Deposit. The Trustee will return any unused portion of the Additional Cash

Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all cases. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the DIAMONDS ordered, would own 80% or more of the current outstanding DIAMONDS, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of DIAMONDS. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using DIAMONDS Clearing Process

Creation Units created through the DIAMONDS Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the DIAMONDS Clearing Process in a “regular way” manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside DIAMONDS Clearing Process

Creation Units created outside the DIAMONDS Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the DIAMONDS Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of DIAMONDS so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for DIAMONDS. DIAMONDS are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC* was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of DIAMONDS, DTC credits or debits, on its book-entry registration and transfer system, the amount of DIAMONDS so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the DIAMONDS Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the DIAMONDS Clearing Process. Beneficial ownership of DIAMONDS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in DIAMONDS (owners of such beneficial interests are

 *  As of December 31, 2008, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of DIAMONDS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in DIAMONDS.

As long as Cede & Co., as nominee of DTC, is the registered owner of DIAMONDS, references to the registered or record owner of DIAMONDS shall mean Cede & Co. and shall not mean the Beneficial Owners of DIAMONDS. Beneficial Owners of DIAMONDS are not entitled to have DIAMONDS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all DIAMONDS for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the DIAMONDS holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding DIAMONDS, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of DIAMONDS, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in DIAMONDS, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of DIAMONDS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in DIAMONDS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to DIAMONDS at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF DIAMONDS

DIAMONDS are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Summary—Highlights—Termination of the Trust.”

Procedures for Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the DIAMONDS Clearing Process) or DTC Participant (for redemptions outside the DIAMONDS Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the DIAMONDS to be redeemed and any Excess Cash Amounts (as defined below) by the Trustee in a timely manner. Orders for redemption effected outside the DIAMONDS Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the DIAMONDS Clearing Process. These deadlines vary by institution. Persons redeeming outside the DIAMONDS Clearing Process are required to transfer DIAMONDS through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the DIAMONDS Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the DIAMONDS Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the

Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the DIAMONDS Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the DIAMONDS Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all DIAMONDS delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the DJIA Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to residual cash set forth under “The Portfolio—Portfolio Securities Conform to the DJIA”.

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Valuation” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite DIAMONDS are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite DIAMONDS are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the DIAMONDS are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using DIAMONDS Clearing Process

A redemption order made through the DIAMONDS Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the DIAMONDS Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside DIAMONDS Clearing Process

A DTC Participant who wishes to place an order for redemption of DIAMONDS to be effected outside the DIAMONDS Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the DIAMONDS Clearing Process and that redemption will instead be effected through transfer of DIAMONDS directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of DIAMONDS specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the DJIA and that derived from ownership of DIAMONDS.

Portfolio Securities Conform to the DJIA

The DJIA is a price-weighted index of 30 component common stocks, the components of which are determined by the editors of The Wall Street Journal, without any consultation with the companies, the respective stock exchange or any official agency.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the DJIA is changed by Dow Jones in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the DJIA.

The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the DJIA. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. While other DJIA changes may lead to adjustments in the Portfolio, the most common changes are likely to occur as a result of changes in the Index Securities included in the DJIA and as a result of stock splits. The Trust Agreement sets forth the method of adjustments which may occur thereunder as a result of corporate actions to the DJIA, such as stock splits or changes in the identity of the component stocks.

For example, in the event of an Index Security change (in which the common stock of one issuer held in the DJIA is replaced by the common stock of another), the Trustee may sell all shares of the Portfolio Security corresponding to the old Index

Security and use the proceeds of such sale to purchase the replacement Portfolio Security corresponding to the new Index Security. If the share price of the removed Portfolio Security was higher than the price of its replacement, the Trustee will calculate how to allocate the proceeds of the sale of the removed Portfolio Security between the purchase of its replacement and purchases of additional shares of other Portfolio Securities so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable. If the share price of the removed Portfolio Security was lower than the price of its replacement, the Trustee will calculate the number of shares of each of the other Portfolio Securities that must be sold in order to purchase enough shares of the replacement Portfolio Security so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable.

In the event of a stock split, the price weighting of the stock which is split will drop. The Trustee may make the corresponding adjustment by selling the additional shares of the Portfolio Security received from the stock split. The Trustee may then use the proceeds of the sale to buy an equal number of shares of each Portfolio Security-including the Portfolio Security which had just experienced a stock split. In practice, of course, not all the shares received in the split would be sold: enough of those shares would be retained to make an increase in the number of split shares equal to the increase in the number of shares in each of the other Portfolio Securities purchased with the proceeds of the sale of the remaining shares resulting from such split.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on Dow Jones for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

From time to time Dow Jones may adjust the composition of the DJIA because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the DJIA. As stocks of an issuer are often removed from the DJIA only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above.

Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day an “Adjustment Day”), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding DIAMONDS multiplied by 50,000 DIAMONDS in one Creation Unit, resulting in a NAV per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the DJIA in a Portfolio Deposit for the following Business Day (“Request Day”), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the DJIA, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded down to the nearest whole share. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that results in an adjustment to the DJIA divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the Index by making a corresponding adjustment to the Portfolio Deposit on the day prior to the day on which the change to the DJIA takes effect.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount”. The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of DIAMONDS in Creation Unit size aggregations and upon the redemption of DIAMONDS until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE DJIA

The DJIA was first published in 1896. Initially comprised of 12 companies, the DJIA has evolved into the most recognizable stock indicator in the world, and the only index composed of companies that have sustained earnings performance over a significant period of time. In its second century, the DJIA is the oldest continuous barometer of the U.S. stock market, and the most widely quoted indicator of U.S. stock market activity.

The 30 stocks now comprising the DJIA are all leaders in their respective industries, and their stocks are widely held by individuals and institutional investors. These stocks represent more than one-quarter of the $14.4 trillion market value of all US common stocks.

Dow Jones is not responsible for and shall not participate in the creation or sale of DIAMONDS or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the DJIA for the years 1896 through 2008. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the DJIA in the future, nor should the results be considered as a representation of the performance of the Trust.

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

2008	8776.39	−4488.42	−33.84%	316.40	3.61%
2007	13264.82	801.67	6.43	298.97	2.35
2006	12463.15	1745.65	16.29	267.75	2.24
2005	10717.50	−65.51	−.61	246.85	2.30
2004	10783.01	329.09	3.15	239.27	2.22
2003	10453.92	2112.29	25.32	209.42	2.00
2002	8341.63	−1679.87	−16.76	189.68	2.27
2001	10021.50	−765.35	−7.10	181.07	1.81

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

2000	10786.85	−710.27	−6.18	172.08	1.60
1999	11497.12	2315.69	25.20	168.52	1.47
1998	9181.43	1273.18	16.10	151.13	1.65
1997	7908.25	1459.98	22.60	136.10	1.72
1996	6448.27	1331.20	26.00	131.14	2.03
1995	5117.12	1282.70	33.50	116.56	2.28
1994	3834.44	80.30	2.10	105.66	2.76
1993	3754.09	453.00	13.70	99.66	2.65
1992	3301.11	132.30	4.20	100.72	3.05
1991	3168.83	535.20	20.30	95.18	3.00
1990	2633.66	−119.50	−4.30	103.70	3.94
1989	2753.20	584.60	27.00	103.00	3.74
1988	2168.57	229.70	11.80	79.53	3.67
1987	1938.83	42.90	2.30	71.20	3.67
1986	1895.95	349.30	22.60	67.04	3.54
1985	1546.67	335.10	27.70	62.03	4.01
1984	1211.57	−47.10	−3.70	60.63	5.00
1983	1258.64	212.10	20.30	56.33	4.48
1982	1046.54	171.50	19.60	54.14	5.17
1981	875.00	−89.00	−9.20	56.22	6.43
1980	963.99	125.30	14.90	54.36	5.64
1979	838.74	33.70	4.20	50.98	6.08
1978	805.01	−26.20	−3.10	48.52	6.03
1977	831.17	−173.50	−17.30	45.84	5.52
1976	1004.65	152.20	17.90	41.40	4.12
1975	852.41	236.20	38.30	37.46	4.39
1974	616.24	−234.60	−27.60	37.72	6.12
1973	850.86	−169.20	−16.60	35.33	4.15
1972	1020.02	129.80	14.60	32.27	3.16
1971	890.20	51.30	6.10	30.86	3.47
1970	838.92	38.60	4.80	31.53	3.76
1969	800.36	−143.40	−15.20	33.90	4.24
1968	943.75	38.60	4.30	31.34	3.32
1967	905.11	119.40	15.20	30.19	3.34
1966	785.69	−183.60	−18.90	31.89	4.06
1965	969.26	95.10	10.90	28.61	2.95
1964	874.13	111.20	14.60	31.24	3.57
1963	762.95	110.90	17.00	23.41	3.07
1962	652.10	−79.00	−10.80	23.30	3.57
1961	731.14	115.30	18.70	22.71	3.11
1960	615.89	−63.50	−9.30	21.36	3.47
1959	679.36	95.70	16.40	20.74	3.05
1958	583.65	148.00	34.00	20.00	3.43
1957	435.69	−63.80	−12.80	21.61	4.96
1956	499.47	11.10	2.30	22.99	4.60
1955	488.40	84.00	20.80	21.58	4.42
1954	404.39	123.50	44.00	17.47	4.32
1953	280.90	−11.00	−3.80	16.11	5.74

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

1952	291.90	22.70	8.40	15.43	5.29
1951	269.23	33.80	14.40	16.34	6.07
1950	235.41	35.30	17.60	16.13	6.85
1949	200.13	22.80	12.90	12.79	6.39
1948	177.30	−3.90	−2.10	11.50	6.49
1947	181.16	4.00	2.20	9.21	5.08
1946	177.20	−15.70	−8.10	7.50	4.23
1945	192.91	40.60	26.60	6.69	3.47
1944	152.32	16.40	12.10	6.57	4.31
1943	135.89	16.50	13.80	6.30	4.64
1942	119.40	8.40	7.60	6.40	5.36
1941	110.96	−20.20	−15.40	7.59	6.84
1940	131.13	−19.10	−12.70	7.06	5.38
1939	150.24	−4.50	−2.90	6.11	4.07
1938	154.76	33.90	28.10	4.98	3.22
1937	120.85	−59.10	−32.80	8.78	7.27
1936	179.90	35.80	24.80	7.05	3.92
1935	144.13	40.10	38.50	4.55	3.16
1934	104.04	4.10	4.10	3.66	3.52
1933	99.90	40.00	66.70	3.40	3.40
1932	59.93	−18.00	−23.10	4.62	7.71
1931	77.90	−86.70	−52.70	8.40	10.78
1930	164.58	−83.90	−33.80	11.13	6.76
1929	248.48	−51.50	−17.20	12.75	5.13
1928	300.00	97.60	48.20	NA	NA
1927	202.40	45.20	28.80	NA	NA
1926	157.20	0.50	0.30	NA	NA
1925	156.66	36.20	30.00	NA	NA
1924	120.51	25.00	26.20	NA	NA
1923	95.52	−3.20	−3.30	NA	NA
1922	98.73	17.60	21.70	NA	NA
1921	81.10	9.10	12.70	NA	NA
1920	71.95	−35.30	−32.90	NA	NA
1919	107.23	25.00	30.50	NA	NA
1918	82.20	7.80	10.50	NA	NA
1917	74.38	−20.60	−21.70	NA	NA
1916	95.00	−4.20	−4.20	NA	NA
1915	99.15	44.60	81.70	NA	NA
1914	54.58	−24.20	−30.70	NA	NA
1913	78.78	−9.10	−10.30	NA	NA
1912	87.87	6.20	7.60	NA	NA
1911	81.68	0.30	0.40	NA	NA
1910	81.36	−17.70	−17.90	NA	NA
1909	99.05	12.90	15.00	NA	NA
1908	86.15	27.40	46.60	NA	NA
1907	58.75	−35.60	−37.70	NA	NA
1906	94.35	−1.90	−1.90	NA	NA
1905	96.20	26.60	38.20	NA	NA

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

1904	69.61	20.50	41.70	NA	NA
1903	49.11	−15.20	−23.60	NA	NA
1902	64.29	−0.30	−0.40	NA	NA
1901	64.56	−6.10	−8.70	NA	NA
1900	70.71	4.60	7.00	NA	NA
1899	66.08	5.60	9.20	NA	NA
1898	60.52	11.10	22.50	NA	NA
1897	49.41	9.00	22.20	NA	NA
1896	40.45	NA	NA	NA	NA

Source: Dow Jones Indexes. Year-end index values reflect neither reinvestment of dividends nor costs associated with investing, such as brokerage commissions. Yields are calculated by dividing the sum of the most recent four quarterly per-share dividend payments of all components by the sum of the component prices.

The DJIA is a price-weighted stock index, meaning that the component stocks of the DJIA are accorded relative importance based on their prices. In this regard, the DJIA is unlike many other stock indexes which weight their component stocks by market capitalization (price times shares outstanding). The DJIA is called an “average” because originally it was calculated by adding up the component stock prices and then dividing by the number of stocks. The method remains the same today, but the number of significant digits in the divisor (the number that is divided into the total of the stock prices) has been increased to eight significant digits to minimize distortions due to rounding and has been adjusted over time to insure continuity of the DJIA after component stock changes and corporate actions, as discussed below.

The DJIA divisor is adjusted due to corporate actions that change the price of any of its component shares. The most frequent reason for such an adjustment is a stock split. For example, suppose a company in the DJIA issues one new share for each share outstanding. After this two-for-one “split,” each share of stock is worth half what it was immediately before, other things being equal. But without an adjustment in the divisor, this split would produce a distortion in the DJIA. An adjustment must be made to compensate so that the “average” will remain unchanged. At Dow Jones, this adjustment is handled by changing the divisor.* The formula used to calculate divisor adjustments is:

Current Divisor x Adjusted Sum of Prices
New Divisor	=
Unadjusted Sum of Prices

 *  Currently, the divisor is adjusted after the close of business on the day prior to the occurrence of the split; the divisor is not adjusted for regular cash dividends.

Changes in the composition of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the respective stock exchange, or any official agency. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry.

In selecting components for the DJIA, the following criteria are used: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are made rarely.

The most recent change in the components of the DJIA was made effective with trading on September 22, 2008.

Company removed:

•	American International Group Inc.

Company added:

•	Kraft Foods Inc.

LICENSE AGREEMENT

The License Agreement grants SSgM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSgM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of DIAMONDS. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSgM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of DIAMONDS or any other person is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks “Dow Jones”, “DIAMONDS”, “The Dow”, “DJIA” or “Dow Jones Industrial Average” or to use the DJIA except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation or warranty, express or implied, to the Beneficial Owners of DIAMONDS or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly. Dow Jones’ only relationship to the Trust is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the DJIA which is determined, comprised and calculated by Dow Jones without regard to the Trust or the Beneficial Owners of DIAMONDS. Dow Jones has no obligation to take the needs of the Sponsor, the Exchange, the Trust or the Beneficial Owners of DIAMONDS into consideration in determining, comprising or calculating the DJIA. Dow Jones is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of DIAMONDS. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of DIAMONDS.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE EXCHANGE, THE TRUST, BENEFICIAL OWNERS OF DIAMONDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE SPONSOR AND THE EXCHANGE.

EXCHANGE LISTING

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC, which was renamed “NYSE Alternext US”. As the listing and trading of all exchange traded funds on NYSE was being consolidated on a single trading venue, NYSE Arca, the Sponsor and the Trustee decided to move the listing for the Trust from NYSE Alternext to NYSE Arca. Therefore, DIAMONDS have been listed on NYSE Arca as of November 7, 2008. The Trust is not required to pay an initial listing fee to the Exchange. Transactions involving DIAMONDS in the public trading market are subject to customary brokerage charges and commissions.

DIAMONDS also are listed and traded on the Singapore Exchange Securities Trading Limited. In the future, DIAMONDS may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

There can be no assurance that DIAMONDS will always be listed on the Exchange. The Trust will be terminated if DIAMONDS are delisted. Trading in DIAMONDS may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of DIAMONDS if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of DIAMONDS for 30 or more consecutive trading days; (b) the value of the DJIA is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one Business Day.

The Sponsor’s aim in designing DIAMONDS was to provide investors with a security whose initial market value would approximate one-hundredth (1/100th) the value of the DJIA. Of course, the market value of a DIAMONDS unit is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a DIAMONDS unit may no longer approximate (1/100th) the value of the DJIA. The market price of a DIAMONDS unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

FEDERAL INCOME TAXES

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in DIAMONDS. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that Beneficial Owners hold DIAMONDS as capital assets within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and do not hold DIAMONDS in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in DIAMONDS or to any Beneficial Owner who or that is (a) treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes, (b) holding DIAMONDS through a partnership (or other pass-through entity), or (c) otherwise subject to special tax rules, such as dealers in securities or foreign currency, tax-exempt entities, financial institutions, regulated investment companies, real estate investment trusts, insurance companies, persons that hold DIAMONDS as part of a “straddle,” a “hedge” or a “conversion transaction,” investors that have a “functional currency” other than the U.S. dollar, persons liable for alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, “controlled foreign corporations,” passive foreign investment companies” or, United States expatriates. Prospective Beneficial Owners are urged to consult their own tax advisors with respect to the specific tax consequences of investing in DIAMONDS.

Tax Treatment of the Trust

For the fiscal year ended October 31, 2008, the Trust believes that it qualified for tax treatment as a “regulated investment company” under the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain asset diversification tests, and (c) distribute in each year at least ninety percent (90%) of its investment company taxable income. If the Trust qualifies as a regulated investment company, the Trust will not be subject, in general, to federal income tax if and to the extent the Trust distributes its income in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax on certain undistributed income in the event that the Trust does not distribute to the Beneficial Owners in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

If the Trust fails to qualify as a regulated investment company for any year, the Trust will be subject to corporate-level income tax in that year on all of its taxable income, regardless of whether the Trust makes any distributions to the Beneficial Owners. In addition, any distributions from a non-qualifying Trust will be taxable to a Beneficial Owner generally as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits, possibly eligible for (a) in the case of a non-corporate Beneficial Owner (i.e., an individual, trust or estate), treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (b) in the case of a corporate Beneficial Owner, a dividends-received deduction. To meet the distribution requirements necessary to qualify as a regulated investment company (as outlined above), the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities.

Tax Treatment of the Beneficial Owners

Considerations for a Beneficial Owner that is a U.S. Person.  The following are certain U.S. federal income tax considerations for Beneficial Owners that are U.S. persons. A Beneficial Owner will be a U.S. person if the Beneficial Owners is, for U.S. federal income tax purposes: (a) a citizen or individual resident of the United States; (b) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws or the United States or of any political subdivision thereof; (c) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable United States Treasury regulations to continue to be treated as a U.S. person.

Distributions.  Distributions of the Trust’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Trust’s current or accumulated earnings and profits. Distributions of the Trust’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, regardless of a Beneficial Owner’s holding period in the Trust’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, provided that the Beneficial Owner meets certain holding period and other requirements with respect to the Trust’s shares and the Trust meets certain holding period and other requirements with respect to its dividend-paying stocks.

Distributions in excess of the Trust’s current or accumulated earnings and profits are treated as a return of capital, which reduce a Beneficial Owner’s tax basis in DIAMONDS. Return-of-capital distributions may result if, for example, Trust distributions are derived from cash amounts deposited in connection with Portfolio Deposits, rather than dividends actually received by the Trust on the Portfolio Securities. Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding DIAMONDS fluctuates significantly.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of DIAMONDS may be taxable, even though, as an economic matter, the distribution represents a return of a Beneficial Owner’s initial investment.

The Trust intends to distribute its long-term capital gains at least annually. However, by providing written notice to Beneficial Owners no later than sixty (60) days after its year-end, the Trust may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Trust pays income tax on the retained long-term capital gain, and each Beneficial Owner recognizes a proportionate share of the Trust’s undistributed long-term capital gain. In addition, each Beneficial Owner can claim a refundable tax credit for the Beneficial Owner’s proportionate share of the Trust’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the DIAMONDS by an amount equal to sixty-five percent (65%) of the Beneficial Owner’s proportionate share of the Trust’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Beneficial Owners are taxed at a maximum rate of fifteen percent (15%) for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Trust distributions of qualifying dividend income to non-corporate Beneficial Owners qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Sales and Redemptions.  In general, any capital gain or loss realized upon a sale of a DIAMOND is treated generally as a long-term gain or loss if the DIAMOND has been held for more than one year. Any capital gain or loss realized upon a sale of a DIAMOND held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of a DIAMOND held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the DIAMOND.

An in-kind redemption of a DIAMOND does not result in the recognition of taxable gain or loss by the Trust. Upon an in-kind redemption of a DIAMOND, a Beneficial Owner recognizes gain or loss, in an amount equal to the difference between the sum of the aggregate fair market value (as determined on the redemption date) of the stocks and cash received as a result of the DIAMOND redemption and the Beneficial Owner’s basis in the redeemed DIAMOND. Stocks received upon a DIAMOND redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service (“IRS”) may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner’s economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences.

Portfolio Deposits.  In general, the Trust recognizes no gain or loss on the issue of Creation Units in exchange for Portfolio Deposits. However, the person transferring the Portfolio Deposit to the Trust generally recognizes gain or loss with respect to the stocks included in the Portfolio Deposit, in an amount equal to the difference between the amount realized in respect of the stock and such person’s basis in the stock. The particular amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating the total fair market value (as determined on the transfer date of the Portfolio Deposit) of the DIAMONDS received, less any cash paid to the Trust or plus any cash received from the Trust, in connection with the Portfolio Deposit, among all of the stocks included in the Portfolio Deposit based on their relative fair market values (as determined on the transfer date of the Portfolio Deposit). The IRS may assert that a person transferring a Portfolio Deposit may not be able to deduct a resulting loss on the grounds that there has been no material change in such person’s economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences.

Special Considerations for Foreign Beneficial Owners.  If a Beneficial Owner is not a U.S. person as described above (a “Foreign Beneficial Owner”), the Trust’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to the Foreign Beneficial Owner) will be subject, in general, to withholding tax at a rate of thirty percent (30%) or at a lower rate established under an applicable tax treaty. However, for Trust tax years beginning on or before December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the Foreign Beneficial Owner furnishes the Trust with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Foreign Beneficial Owner’s status as foreign and that the Trust does not have actual knowledge or reason to know that the Foreign Beneficial Owner would be subject to withholding tax if the Foreign Beneficial Owner were to receive the related amounts directly rather than as dividends from the Trust.

In general, gain on a sale of a DIAMOND unit will be exempt from federal income tax (including withholding at the source) unless, in the case of an individual Foreign Beneficial Owner, such individual Foreign Beneficial Owner is physically present in the United States for one hundred eighty three (183) days or more during the taxable year and meets certain other requirements.

To claim a credit or refund for any Trust-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Beneficial Owner must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Foreign Beneficial Owner would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Back-Up Withholding.  The Trust may be required to report certain information on a Beneficial Owner to the IRS and withhold federal income tax (known as “backup withholding”) at a twenty-eight percent (28%) rate from all taxable distributions and redemption proceeds payable to the Beneficial Owner if the Beneficial Owner fails to provide the Trust with a correct taxpayer identification or a completed exemption certificate (e.g., in the case of a Foreign Beneficial Owner (as defined below), an IRS Form W-8BEN) or if the IRS notifies the Trust that a Beneficial Owner is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Beneficial Owner’s federal income tax liability. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the Beneficial Owner’s U.S. federal income tax liability and may entitle the Beneficial Owner to a refund of tax upon prompt filing of a valid refund claim.

ERISA Considerations

In considering the advisability of an investment in DIAMONDS, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh

Plans) and funded welfare plans (collectively, “Plans”) subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), should consider whether an investment in DIAMONDS (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of DIAMONDS does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors should consider that an IRA may make only such investments as are authorized by the IRA’s governing instruments and that IRAs are subject to the prohibited transaction rules of Section 4975 of the Code.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in DIAMONDS by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in DIAMONDS.

Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law on investments in DIAMONDS and the considerations discussed above, to the extent such considerations apply.

CONTINUOUS OFFERING OF DIAMONDS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of DIAMONDS.

Because new DIAMONDS can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution”, as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent DIAMONDS and sells the DIAMONDS directly to its customers; or if it chooses to couple the creation of a supply of new DIAMONDS with an active selling effort involving solicitation of secondary market demand for DIAMONDS. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with DIAMONDS that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

The Sponsor intends to qualify DIAMONDS in states selected by the Sponsor and through broker-dealers who are members of FINRA. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor’s state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested DIAMONDS investor may wish to contact such investor’s broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

Distributions reinvested in additional DIAMONDS through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index Securities necessary to create the requisite number of DIAMONDS at the close of business on each DIAMONDS distribution date. Any cash balance remaining after the requisite number of DIAMONDS has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional DIAMONDS with the cash from the distributions are an expense of the Trust.*

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of less than 0.1800%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily net asset value and such rate may be changed without notice.

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18/100 of 1% (0.1800%) per annum of the daily NAV of the Trust after taking into account any expense offset credits. To the extent the ordinary operating expenses of the Trust do exceed such 0.1800% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1800% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1800% per annum.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the

 * It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2008, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per DIAMONDS unit.

Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to DIAMONDS (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of DIAMONDS (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of DIAMONDS during the life of the Trust and upon termination of the Trust; and (i) other out-of- pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Dow Jones in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of DIAMONDS; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing DIAMONDS and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Markets, LLC, an affiliate of the Trustee (the “Marketing Agent”), pursuant to which the Marketing Agent has agreed to market and promote the Trust, The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid quarterly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. Notwithstanding the fee schedule set forth in the table below, in the fourth year of the Trust’s operation and in subsequent years, the Trustee shall be paid a minimum fee of $400,000 per annum as adjusted by the CPI-U to take effect at the beginning of the fourth year and each year thereafter. To the extent that the amount of the Trustee’s compensation, prior to any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Fee as a Percentage of
Net Asset Value of the Trust	Net Asset Value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount*
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	6/100 of 1% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

As of October 31, 2008, and as of December 31, 2008, the NAV of the Trust was $9,114,230,276 and $9,115,093,531, respectively. No representation is made as to the actual NAV of the Trust on any future date as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities or to creations or redemptions made in the future.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust* or (b) increase the Trustee’s fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the DIAMONDS Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the

 * The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the DIAMONDS Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under “Summary—Essential Information” on each Business Day. The NAV of the Trust on a per DIAMONDS unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding DIAMONDS. For the most recent NAV information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market thereof or, if there is no such appropriate closing price on such exchange at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee’s appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular monthly ex-dividend date for DIAMONDS is the third Friday in each calendar month, unless such day is not a Business Day, in which case the ex-

dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per DIAMONDS unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent Business Day if such Monday is not a Business Day (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a “regulated investment company” would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee typically has to sell an approximately equal number of shares of each of the Portfolio Securities sufficient to produce the cash required to make such additional distributions.

The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (e.g., from monthly to quarterly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trustee may change the regular ex-dividend date for DIAMONDS to another date within the month or the quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

The settlement date for the creation of DIAMONDS or the purchase of DIAMONDS in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional DIAMONDS with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner’s broker.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per DIAMONDS unit.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of

DIAMONDS at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell DIAMONDS in the secondary market, but must accumulate enough DIAMONDS to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Dow Jones in its method of determining the DJIA. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding DIAMONDS to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding DIAMONDS if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any

Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding DIAMONDS. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds DIAMONDS, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding DIAMONDS; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to DIAMONDS, or if the Trustee is no longer a participant in NSCC; (d) if Dow Jones ceases publishing the DJIA; (e) if the License Agreement is terminated; or (f) if DIAMONDS are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of DIAMONDS (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the DIAMONDS held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional DIAMONDS will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed.

DIAMONDS not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of DIAMONDS required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell DIAMONDS to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of DIAMONDS within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor’s execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of DIAMONDS.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of DIAMONDS for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Lincoln Street, Boston, Massachusetts 02111. The Trustee’s Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

Information regarding Cash Redemption Payment amounts, number of outstanding DIAMONDS and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning DIAMONDS for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding DIAMONDS may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the DIAMONDS offered hereby has been passed upon by Katten Muchin Rosenman LLP, New York, New York, as counsel for the Sponsor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of October 31, 2008 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in DIAMONDS for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

DAILY DIAMONDS TRADING INFORMATION

The Sponsor makes available daily a list of the names and the required number of shares of each of the Securities in the current Portfolio Deposit. The Sponsor also intends to make available (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding DIAMONDS unit, and (b) every 15 seconds throughout the trading day at the Exchange a number representing, on a per DIAMONDS unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to net asset value, net accumulated dividend, final dividend amount to be paid, shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on the Exchange.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of DIAMONDS, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of DIAMONDS, and no guarantees can be made of future results.

Specifically, information may be provided to investors regarding the ability to engage in short sales of DIAMONDS. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their DIAMONDS to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in DIAMONDS. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend DIAMONDS. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with DIAMONDS. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the DJIA and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (“net redemptions”) and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for DIAMONDS typically does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming DIAMONDS in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges.

In a period of market appreciation of the DJIA and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of DIAMONDS may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to DIAMONDS holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the DIAMONDS holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between DIAMONDS and conventional mutual fund shares is that DIAMONDS are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, DIAMONDS are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of DIAMONDS closing prices to NAV for the period 1/20/98 (the first trading date of the DIAMONDS Trust) through 12/31/08, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2008. These tables should help investors evaluate some of the advantages and disadvantages of DIAMONDS relative to funds sold and redeemed at prices related to closing NAV. Specifically, the tables illustrate in an approximate way the risks of buying or selling DIAMONDS at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table immediately below illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/20/98 through 12/31/08. The investor may wish to compare these ranges with the average bid/ask spread on DIAMONDS and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on DIAMONDS may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
Dow Jones Industrial Average and DIAMONDS Trust:
Highs and Lows vs. Close*
(From Inception of Trading through 12/31/2008)

Dow Jones Industrial Average

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0 — 0.25%	1	0.04%	894	32.44%	737	26.74%
0.25 — 0.5%	118	4.28%	544	19.74%	584	21.19%
0.5 — 1.0%	824	29.90%	655	23.77%	716	25.98%
1.0 — 1.5%	805	29.21%	304	11.03%	358	12.99%
1.5 — 2.0%	478	17.34%	170	6.17%	175	6.35%
2.0 — 2.5%	232	8.42%	86	3.12%	91	3.30%
2.5 — 3.0%	129	4.68%	40	1.45%	33	1.20%
3.0 — 3.5%	61	2.21%	24	0.87%	23	0.83%
> 3.5%	108	3.92%	39	1.42%	39	1.42%

Total	2,756	100.00%	2,756	100.00%	2,756	100.00%

Average Daily Range: 1.5010%

DIAMONDS Trust

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0 — 0.25%	4	0.15%	874	31.71%	694	25.18%
0.25 — 0.5%	143	5.19%	588	21.34%	608	22.06%
0.5 — 1.0%	834	30.26%	647	23.48%	772	28.01%
1.0 — 1.5%	800	29.03%	307	11.14%	349	12.66%
1.5 — 2.0%	443	16.07%	161	5.84%	161	5.84%
2.0 — 2.5%	237	8.60%	81	2.94%	66	2.39%
2.5 — 3.0%	130	4.72%	38	1.38%	53	1.92%
3.0 — 3.5%	61	2.21%	22	0.80%	14	0.51%
> 3.5%	104	3.77%	38	1.38%	39	1.42%

Total	2,756	100.00%	2,756	100.00%	2,756	100.00%

Average Daily Range: 1.4828%

*	Source: Bloomberg

Frequency Distribution of Discounts and Premiums For the DIAMONDS Trust: Closing Price vs. Net Asset Value (NAV) as of 12/31/08(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/20/1998
		Ending	Ending	Ending	Ending	Year	Through
Range		3/31/2008	6/30/2008	9/30/2008	12/31/2008	2008	12/31/2008
> 200	Days	—	—	—	—	—	—

Basis Points	%	—	—	—	—	—	—

150 — 200	Days	—	—	—	—	—	—

Basis Points	%	—	—	—	—	—	—

100 — 150	Days	—	—	1	3	4	5

Basis Points	%	—	—	1.6%	4.7%	1.6%	0.2%

50 — 100	Days	—	—	0	6	6	21

Basis Points	%	—	—	0.0%	9.4%	2.4%	0.8%

25 — 50	Days	9	4	5	7	25	160

Basis Points	%	14.8%	6.3%	7.8%	10.9%	9.9%	5.8%

0 — 25	Days	17	27	21	18	83	1224

Basis Points	%	27.9%	42.2%	32.8%	28.1%	32.8%	44.4%

Total Days	Days	26	31	27	34	118	1410

at Premium	%	42.6%	48.4%	42.2%	53.1%	46.6%	51.2%

Closing Price	Days	0	1	2	0	3	59

Equal to NAV	%	0.0%	1.6%	3.1%	0.0%	1.2%	2.1%

Total Days	Days	35	32	35	30	132	1287

at Discount	%	57.4%	50.0%	54.7%	46.9%	52.2%	46.7%

0 — −25	Days	27	29	30	18	104	1100

Basis Points	%	44.3%	45.3%	46.9%	28.1%	41.1%	39.9%

−25 — −50	Days	7	3	5	4	19	157

Basis Points	%	11.5%	4.7%	7.8%	6.3%	7.5%	5.7%

−50 — −100	Days	1	—	—	4	5	25

Basis Points	%	1.6%	—	—	6.3%	2.0%	0.9%

−100 — −150	Days	—	—	—	3	3	3

Basis Points	%	—	—	—	4.7%	1.2%	0.1%

−150 — −200	Days	—	—	—	1	1	1

Basis Points	%	—	—	—	1.6%	0.4%	0.0%

< −200	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

Close was within 0.25% of NAV better than 86% of the time from 1/20/98
(the first day of trading) through 12/31/08.

(1)	Source: NYSE Euronext

(2)	From 1/2/08 to 11/6/08 the closing price is the last price on NYSE Alternext US and from 11/7/08 the closing price is the last price on NYSE Arca.

Frequency Distribution of Discounts and Premiums for the DIAMONDS Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/08(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/20/1998
		Ending	Ending	Ending	Ending	Year	Through
Range		3/31/2008	6/30/2008	9/30/2008	12/31/2008	2008	12/31/2008
> 200	Days	—	—	1	1	2	2

Basis Points	%	—	—	1.6%	1.6%	0.8%	0.1%

150 — 200	Days	—	—	0	0	0	0

Basis Points	%	—	—	0.0%	0.0%	0.0%	0.0%

100 — 150	Days	—	—	1	2	3	3

Basis Points	%	—	—	1.6%	3.1%	1.2%	0.1%

50 — 100	Days	1	—	1	1	3	11

Basis Points	%	1.6%	—	1.6%	1.6%	1.2%	0.4%

25 — 50	Days	3	—	1	5	9	115

Basis Points	%	4.9%	—	1.6%	7.8%	3.6%	4.2%

0 — 25	Days	27	31	33	22	113	1252

Basis Points	%	44.3%	48.4%	51.6%	34.4%	44.7%	45.4%

Total Days	Days	31	31	37	31	130	1383

at Premium	%	50.8%	48.4%	57.8%	48.4%	51.4%	50.2%

Closing Price	Days	3	2	2	0	7	72

Equal to NAV	%	4.9%	3.1%	3.1%	0.0%	2.8%	2.6%

Total Days	Days	27	31	25	33	116	1301

at Discount	%	44.3%	48.4%	39.1%	51.6%	45.8%	47.2%

0 — −25	Days	24	31	23	22	100	1185

Basis Points	%	39.3%	48.4%	35.9%	34.4%	39.5%	43.0%

−25 — −50	Days	2	—	2	8	12	97

Basis Points	%	3.3%	—	3.1%	12.5%	4.7%	3.5%

−50 — −100	Days	1	—	—	2	3	17

Basis Points	%	1.6%	—	—	3.1%	1.2%	0.6%

−100 — −150	Days	—	—	—	0	0	0

Basis Points	%	—	—	—	0.0%	0.0%	0.0%

−150 — −200	Days	—	—	—	0	0	0

Basis Points	%	—	—	—	0.0%	0.0%	0.0%

< −200	Days	—	—	—	1	1	2

Basis Points	%	—	—	—	1.6%	0.4%	0.1%

Close was within 0.25% of NAV better than 91% of the time from 1/20/98 (the first day of trading) through 12/31/2008.

(1)	Source: NYSE Euronext

(2)	From 1/2/08 to 11/6/08 the Bid/Ask price is the NYSE Alternext US Bid/Ask price and from 11/7/08 to 12/31/08 the Bid/Ask price is the NYSE Arca Bid/Ask price.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/08*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Dow Jones Industrial Average. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust Series 1
Return Based on NAV(2)(3)(4)	–31.92%	–6.17%	16.31%
Return Based on Bid/Ask Price(2)(3)(4)	–31.88%	–6.08%	16.17%
Dow Jones Industrial Average	–31.93%	–5.48%	17.95%

Average Annual Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust Series 1
Return Based on NAV(2)(3)(4)	–31.92%	–1.27%	1.52%
Return Based on Bid/Ask Price(2)(3)(4)	–31.88%	–1.25%	1.51%
Dow Jones Industrial Average	–31.93%	–1.12%	1.66%

(1)	Currently, the Bid/Ask Price is calculated based on the best bid and best offer on NYSE Arca at 4:00 p.m. From November 6, 2008 to April 3, 2001, the Bid/Ask Price was calculated based on the best bid and the best offer on NYSE Alternext US (formerly the American Stock Exchange) at 4 pm. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

(2)	Includes all applicable ordinary operating expenses set forth in “Expenses of the Trust”.

(3)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(4)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of DIAMONDS in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on DIAMONDS”. If these amounts were reflected, returns would be less than those shown.

*	Source: NYSE Euronext and State Street Bank & Trust Company

GLOSSARY

Page

“1933 Act”	55
“10 Basis Point Limit”	9
“Additional Cash Deposit”	32
“Adjustment Amount”	59
“Adjustment Day”	42
“Balancing Amount”	43
“Beneficial Owners”	35
“Business Day”	3
“Cash Component”	5
“Cash Redemption Payment”	37
“Closing Time”	32
“CNS”	5
“Code”	10
“Creation Units”	4
“Depository Agreement”	35
“DIAMONDS”	3
“DIAMONDS Clearing Process”	5
“Distributor”	4
“Dividend Equivalent Payment”	5
“Dividend Payment Date”	61
“DJIA”	3
“Dow Jones”	i
“DTC”	9
“DTCC”	31
“DTCC Shares”	31
“DTC Cut-Off Time”	39
“DTC Participants”	34
“ERISA”	55
“Evaluation Time”	1
“Excess Cash Amounts”	37
“Ex-Dividend Date”	61
“Exchange”	4
“Index Securities”	3
“Indirect Participants”	34
“Initial Date of Deposit”	2
“IRS”	53
“License Agreement”	i
“NAV”	3
“NAV Amount”	42
“NSCC”	5
“NSCC Business Day”	13
“NYSE”	3
“NYSE Alternext US”	49
“NYSE Arca”	4
“Participant Agreement”	5
“Participating Party”	5
“Portfolio”	3
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	43
“Portfolio Securities”	3
“Record Date”	61
“Request Day”	42
“SEC”	5
“Service”	10
“Sponsor”	3
“SSgM”	24
“Transaction Fee”	9
“Transmittal Date”	30
“Trust”	3
“Trust Agreement”	3
“Trustee”	3

DIAMONDS TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the DIAMONDS Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 333-31247) and

•	Investment Company Act of 1940 (File No. 811-9170).

To obtain copies from the SEC at prescribed rates —
WRITE: Public Reference Section of the SEC
100 F Street N.E., Washington, D.C. 20549
CALL: 1-800-SEC-0330
VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about the DIAMONDS Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering DIAMONDS. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 27, 2009